Commitments, contingent liabilities and other	12 Months Ended
Mar. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments, contingent liabilities and other
27.	Commitments, contingent liabilities and other

(1)	Loan commitments

Subsidiaries in the Financial Services segment have entered into loan agreements with their customers in accordance with the condition of the contracts. As of March 31, 2017, the total unused portion of the lines of credit extended under these contracts was 31,448 million yen. The aggregate amounts of future year-by-year payments for these loan commitments cannot be determined.

(2)	Purchase commitments and other

Purchase commitments and other outstanding as of March 31, 2017 amounted to 343,907 million yen. The major components of these commitments are as follows:

Certain subsidiaries in the Pictures segment have entered into agreements with creative talent for the development and production of motion pictures and television programming as well as agreements with third parties to acquire completed motion pictures, or certain rights therein, and to acquire the rights to broadcast certain live action sporting events. These agreements cover various periods mainly within three years. As of March 31, 2017, these subsidiaries were committed to make payments under such contracts of 139,006 million yen.

Certain subsidiaries in the Music segment have entered into long-term contracts with recording artists, songwriters and companies for the future production, distribution and/or licensing of music product. These contracts cover various periods mainly within five years. As of March 31, 2017, these subsidiaries were committed to make payments of 61,660 million yen under such long-term contracts.

A subsidiary in the Game & Network Services segment has entered into long-term contracts for programming content. These contracts cover various periods mainly up to two years. As of March 31, 2017, this subsidiary was committed to make payments of 16,317 million yen under such long-term contracts.

Sony has entered into long-term sponsorship contracts related to advertising and promotional rights. These contracts cover various periods mainly within three years. As of March 31, 2017, Sony has committed to make payments of 13,305 million yen under such long-term contracts.

The schedule of the aggregate amounts of year-by-year payment of purchase commitments during the next five fiscal years and thereafter is as follows:

Fiscal year ending March 31	Yen in millions
2018	199,807
2019	69,850
2020	43,327
2021	9,631
2022	8,754
Later fiscal years	12,538

Total	343,907

(3)	Litigation

Beginning in 2009, the U.S. Department of Justice (“DOJ”), the European Commission and certain other governmental agencies outside the United States have conducted investigations relating to competition in the optical disk drives market. Sony Corporation and/or certain of its subsidiaries have been subject to these investigations. Sony understands that the investigations of several agencies, including the DOJ, have ended, and only one agency continues to investigate. However, proceedings initiated by the European Commission as a result of its investigation continue. In October 2015, the European Commission adopted a decision in which it fined Sony Corporation and certain of its subsidiaries 31 million euros; however, Sony filed an appeal against the decision with the European Union’s General Court. In addition, a number of direct and indirect purchaser lawsuits, including class actions, have been filed in certain jurisdictions in which the plaintiffs allege that Sony Corporation and certain of its subsidiaries violated antitrust laws and seek recovery of damages and other remedies. Certain of these lawsuits have been settled, including the class actions brought by the direct and indirect purchasers in the United States; however, certain other lawsuits continue. Based on the stage of the pending proceedings, it is not possible to estimate the amount of losses or range of possible losses, if any, that might ultimately result from adverse judgments, settlements or other resolution of all of these matters.

Beginning in 2011, the DOJ, the European Commission and certain other governmental agencies outside the United States conducted investigations relating to competition in the secondary batteries market. Sony Corporation and/or certain of its subsidiaries were subject to these investigations. Sony understands that the investigations by these agencies, including the DOJ and the European Commission, have ended or are no longer active. With respect to the investigation by the European Commission, in December 2016, Sony and certain of its subsidiaries reached a settlement with the European Commission to pay a fine of approximately 29.8 million euros. In addition, a number of direct and indirect purchaser lawsuits, including class actions, have been filed in certain jurisdictions in which the plaintiffs allege that Sony Corporation and certain of its subsidiaries violated antitrust laws and seek recovery of damages and other remedies. Certain of these lawsuits have been settled, including the class actions brought by the direct and indirect purchasers in the United States; however, certain other lawsuits continue. Based on the stage of the pending proceedings, it is not possible to estimate the amount of losses or range of possible losses, if any, that might ultimately result from adverse judgments, settlements or other resolution of all of these matters.

A Sony subsidiary outside Japan was subject to a non-Japanese customs investigation in connection with the import and export of certain HE&S products. Sony cooperated with the relevant government authorities and settled the matter in March 2017. Settlement of the matter had no material impact on Sony’s results of operations and financial position.

In addition, Sony Corporation and certain of its subsidiaries are defendants or otherwise involved in other pending legal and regulatory proceedings. However, based upon the information currently available, Sony believes that the outcome from such legal and regulatory proceedings would not have a material impact on Sony’s results of operations and financial position.

(4)	Guarantees

Sony has issued guarantees that contingently require payments to guaranteed parties if certain specified events or conditions occur. The maximum potential amount of future payments under these guarantees as of March 31, 2017 amounted to 3,368 million yen.

In addition to the above, Sony also issues contractual product warranties under which it generally guarantees the performance of products delivered and services rendered for a certain period or term. The changes in the product warranty liability for the fiscal years ended March 31, 2015, 2016 and 2017 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2015	2016	2017
Balance at beginning of the fiscal year	79,718	75,129	66,943
Additional liabilities for warranties	87,902	83,227	53,502
Settlements (in cash or in kind)	(78,356)	(81,462)	(49,532)
Changes in estimate for pre-existing warranty reserve	(13,731)	(6,440)	(7,927)
Translation adjustment	(404)	(3,511)	(2,188)

Balance at end of the fiscal year	75,129	66,943	60,798